UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

September 21, 2016

Date of Report (Date of earliest event reported)

TPI Composites, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-37839	20-1590775
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8501 N. Scottsdale Rd, Gainey Center II, Suite 100, Scottsdale, AZ		85253
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (480) 305-8910

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	REGULATION FD DISCLOSURE

TPI Composites, Inc. (the “Company”) previously reported that on July 18, 2016, the Company was notified by one of its customers that a wind blade manufactured by the Company had failed in India on July 17, 2016. Our customer, in collaboration with the Company, performed a root cause analysis that was finalized on September 21, 2016 and which determined that the July 17, 2016 blade failure in India was not the result of any defect in materials or workmanship attributable to the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TPI COMPOSITES, INC.

September 21, 2016	By:	/s/ William E. Siwek
William E. Siwek
Chief Financial Officer